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                                                                      EXHIBIT 99


                                  NEWS RELEASE

                                        CONTACT:  Peter D. Brown
                                                  Assistant Treasurer, Investor
                                                  Relations
                                                  Venator Group, Inc.
                                                  (212) 720-4254


                   VENATOR GROUP REPORTS FIRST QUARTER RESULTS

-        ADJUSTED NET INCOME FROM OPERATIONS OF $23 MILLION, OR $0.16 PER SHARE
-        COMPARABLE-STORE SALES INCREASED 13.6 PERCENT
-        ADJUSTED GROSS MARGIN RATE IMPROVED 390 BASIS POINTS
-        DEBT, NET OF CASH, REDUCED BY $418 MILLION VERSUS PRIOR YEAR

NEW YORK, New York, May 18, 2000 - Venator Group, Inc. (NYSE: Z) today reported adjusted net income from operations of $23 million, or $0.16 per share, for the quarter ended April 29, 2000 compared with $1 million, or $0.01 per share, last year.

On a pre-tax basis, adjusted income from operations increased $35 million. Adjusted income from operations, before tax, excludes operating losses from non-core businesses and stores included in the accelerated store closing program of $12 million in 2000 and $19 million in 1999. Results of both periods include pre-tax real estate gains and other income of $10 million and $6 million in 2000 and 1999, respectively.

Sales from adjusted operations for the 13 weeks ended April 29, 2000 were $1,072 million compared with $947 million in the year-earlier period, reflecting a comparable-store sales increase of 13.6 percent. Excluding the effect of foreign currency fluctuations, total adjusted sales for the quarter increased 14.5 percent.

Adjusted gross margin from operations, as a percentage of sales, improved 390 basis points to 29.2 percent for the quarter, reflecting more favorable purchasing and a less promotional environment as compared with last year. Adjusted merchandise inventories decreased 2.8 percent to $766 million compared with $788 million a year ago.

"We are encouraged with the first quarter results achieved by all of our operations," stated Dale W. Hilpert, Venator Group's Chairman and Chief Executive Officer. "Sales from all Athletic and Northern Group retail formats exceeded our plan. Our more-focused company continued to provide trend-right products to our mall-based customers. Additionally, sales of Footlocker.com, our direct-to-customer business, increased 16.7 percent to $57 million, which included $8 million of Internet-only sales."

"Our inventory levels at the end of the first quarter were on plan. Enhanced control over merchandise inventories has significantly improved our sales productivity and positions us well for the balance of 2000."

"Our financial position also improved," said Mr. Hilpert. "Debt, net of cash, of $363 million was reduced over $400 million from the corresponding prior year period. This reduction was the result of improved inventory management, tight expense controls, a focused capital expenditure program and proceeds from the sale of non-core businesses."

The senior management team was realigned during the first quarter, with Dale W. Hilpert named Chairman of the Board and continuing in his role as Chief Executive Officer. Matthew D. Serra was promoted to President and Chief Operating Officer of the Corporation and elected to the Board of Directors. Mr. Serra's new role gives him responsibility for the athletic retail business.

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The Company opened 16 stores and remodeled/relocated 23 stores during the quarter. Additionally, the Company closed 303 stores, of which 291 were shuttered as a part of the 1999 Restructuring Program. The Company's 2000 capital expenditure program continues to track on schedule. At April 29, 2000 the Company operated 4,403 stores from ongoing operations in 14 countries in North America, Europe and Australia.

Results are presented on an adjusted basis to facilitate comparison. Adjusted comparisons exclude the operations and disposition of non-core businesses noted below and the operations of the accelerated store closings for all periods presented. The reported results for all operations are attached to this press release. Businesses disposed or held for disposal: Afterthoughts, San Francisco Music Box, Foot Locker Outlets, Colorado, Team Edition, Going To The Game, Randy River, Weekend Edition, Garden Centers, Burger King Franchises, Foot Locker Japan, Northern Getaway US and Northern Elements US.


                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors including the effects of currency fluctuations, consumer preferences, economic conditions worldwide and other factors detailed in the Company's filings with the Securities and Exchange Commission. Any changes in such assumptions or factors could produce significantly different results.



                                     -MORE-

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The following adjusted results exclude the disposition and operations of several businesses, the operations of the accelerated store closings and the 1999 restructuring charges for all periods presented.

                               VENATOR GROUP, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS - AS ADJUSTED
                     (In millions, except per share amounts)

                                                         13 Weeks Ended
                                                  ---------------------------
                                                 April 29,             May 1,
(unaudited)                                        2000                1999
                                                  -------             -------
Sales                                             $ 1,072             $   947
Costs and expenses:
Cost of sales                                         759                 707
Selling, general and administrative                   238                 193
  expenses
Depreciation and amortization                          40                  41
Interest expense, net                                   9                  11
Other income                                          (10)                 (6)
                                                  -------             -------
                                                    1,036                 946
                                                  -------             -------
Adjusted income from operations before
   income taxes                                        36                   1
Income tax expense                                     13                --
                                                  -------             -------
Adjusted net income from operations               $    23             $     1
                                                  =======             =======

Diluted Adjusted Earnings Per Share               $  0.16             $  0.01
                                                  =======             =======
Weighted-average common shares
   outstanding assuming dilution                    138.5               137.3

                     SUPPLEMENTAL INFORMATION - AS ADJUSTED

                                                        13 Weeks Ended
                                                  ---------------------------
                                                 April 29,             May 1,
(unaudited)                                        2000                1999
                                                  -------             -------
ADJUSTED SALES BY SEGMENT:
  Global Athletic Group:
     Retail Stores                                $   952             $   838
     Direct to Customer                                57                  48
                                                  -------             -------
                                                    1,009                 886
  Northern Group                                       63                  61
                                                  -------             -------
Total                                             $ 1,072             $   947
                                                  =======             =======

ADJUSTED OPERATING RESULTS BY SEGMENT:
  Global Athletic Group:
    Retail Stores                                 $    68             $    28
    Direct to Customer                                 (3)                  4
                                                  -------             -------
                                                       65                  32
  Northern Group                                       (9)                (10)
                                                  -------             -------
Total                                             $    56             $    22
                                                  =======             =======

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The following are the reported results:

                               VENATOR GROUP, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS - AS REPORTED
                     (In millions, except per share amounts)

(unaudited)                                                     13 Weeks Ended
                                                          ---------------------------
                                                         April 29,            May 1,
                                                           2000                1999
                                                          -------             -------
Sales                                                     $ 1,108             $ 1,079
Costs and expenses:
Cost of sales                                                 787                 791
Selling, general and administrative                           258                 256
  expenses
Depreciation and amortization                                  40                  45
Interest expense, net                                           9                  11
Other income                                                  (10)                 (6)
                                                          -------             -------
                                                            1,084               1,097
                                                          -------             -------
Income (loss) from continuing
  operations before income taxes                               24                 (18)
Income tax expense (benefit)                                    9                  (7)
                                                          -------             -------
Income (loss) from continuing operations                       15                 (11)
Cumulative effect of accounting change, net of
  income tax expense of $6                                   --                     8
                                                          -------             -------
Net income (loss)                                         $    15             $    (3)
                                                          =======             =======
Diluted Earnings Per Share:
Income (loss) from continuing operations                  $  0.11             $ (0.08)
Cumulative effect of accounting change                       --                  0.06
                                                          =======             =======
Net income (loss)                                         $  0.11             $ (0.02)
                                                          =======             =======
Weighted-average common shares
   outstanding assuming dilution                            138.5               136.7

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                               VENATOR GROUP, INC.
                     SUPPLEMENTAL INFORMATION - AS REPORTED
                                  (In millions)

                                                13 Weeks Ended
                                         ---------------------------
                                         April 29,           May 1,
(unaudited)                                2000               1999
                                         -------             -------
SALES BY SEGMENT:
  Global Athletic Group:
     Retail Stores                       $   963             $   883
     Direct to Customer                       57                  48
                                         -------             -------
                                           1,020                 931
  Northern Group                              70                  69
  Other                                       18                  79
                                         =======             =======
Total                                    $ 1,108             $ 1,079
                                         =======             =======




OPERATING RESULTS BY SEGMENT:
  Global Athletic Group:
    Retail Stores                        $    65             $    16
    Direct to Customer                        (3)                  4
                                         -------             -------
                                              62                  20
  Northern Group                             (14)                (17)
  Other                                       (4)               --
                                         =======             =======
Total                                    $    44             $     3
                                         =======             =======

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                               VENATOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (In millions)

                                                     April 29,            May 1,
                                                       2000               1999
                                                    (unaudited)        (unaudited)
                                                       ------            ------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                              $   54            $   13
Restricted cash                                            90              --
Merchandise inventories                                   766               889
Net assets of discontinued operations                      13               101
Assets held for disposal                                   47              --
Other current assets                                      122               205
                                                       ------            ------
                                                        1,092             1,208

Property and equipment, net                               782               984
Deferred tax assets                                       315               357
Other assets                                              294               260
                                                       ------            ------
                                                       $2,483            $2,809
                                                       ======            ======

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term debt                                        $  101            $  274
Accounts payable                                          249               276
Accrued liabilities                                       218               218
Current portion of reserve for
  restructuring and discontinued operations                91               135
Current portion of long-term debt and
  obligations under capital leases                         94                 7
                                                       ------            ------
                                                          753               910

Long-term debt and
  obligations under capital leases                        312               513
Other liabilities                                         276               343
SHAREHOLDERS' EQUITY                                    1,142             1,043
                                                       ------            ------
                                                       $2,483            $2,809
                                                       ======            ======

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